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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant	Filed by a Party other than the Registrant

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Five Star Senior Living Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2021 Annual Meeting
of Stockholders and Proxy Statement

Tuesday, June 8, 2021 at 9:30 a.m., Eastern time

Live Webcast Accessible at
https://www.viewproxy.com/FiveStarSeniorLiving/2021/

FIVE STAR
SENIOR LIVING

BUSINESS AT A GLANCE

Five Star Senior Living Inc. (Nasdaq: FVE) is a senior living and rehabilitation and wellness services company. As of December 31, 2020, FVE operated 252 senior living communities (29,271 living units) located in 31 states, including 228 communities (26,969 living units) that it managed and 24 communities (2,302 living units) that it owned or leased. FVE operates communities that include independent living, assisted living, memory care, continuing care retirement communities and skilled nursing facilities. Additionally, Ageility®, a division of FVE, provides rehabilitation and wellness services within FVE communities and to external customers. As of December 31, 2020, Ageility operated 207 outpatient rehabilitation clinics and 37 inpatient rehabilitation clinics in 28 states. FVE is headquartered in Newton, Massachusetts.

FIVE STAR SENIOR LIVING

- Ranks fourth on the 2020 American Seniors Housing Association's (ASHA) list of largest U.S. senior housing operators.
- Serves approximately 21,000 older adult residents in 252[1] senior living communities with 29,271[1] living units across 31 states, offering Active Adult (AA), Independent Living (IL), Assisted Living (AL), Alzheimer's/Memory Care (ALZ)[1], Continuing Care Retirement Communities (CCRC) and Stand-Alone Skilled Nursing (SNF).
- Ageility, a division of Five Star operating within the Rehabilitation and Wellness services segment, provides rehabilitation and wellness services to approximately 16,500 older adult clients in 244 clinics across 28 states.
- Five Star employs approximately 19,500 team members.

NATIONAL OPERATOR WITH SCALE AND DIVERSIFICATION

Top 10 states(3)
All other states(3)
Ageility Presence

SENIOR LIVING UNIT MIX[1][2]

SNF 3%
IL 23%
AL 45%
CCRC 29%

REVENUE MIX

Owned and Leased Senior Living Communities 34%
Management Fees from Senior Living Communities 28%
Rehabilitation and Wellness Services 38%

ageility

- Operates 207 outpatient rehabilitation clinics, 9% more than a year ago.
- Operates 37 inpatient clinics within Five Star communities.
- Significant opportunity for accelerated growth serving older adult demographic.

PROACTIVELY MANAGED COVID-19 IMPACT

- Formed a COVID task force to address pandemic challenges and prioritized the health and well-being of residents and team members.
- Occupancy fell from 83.7% as of February 28, 2020 to 70.7% as of December 31, 2020.
- All FVE residents have had the opportunity to be vaccinated. Over 83% have been fully vaccinated and over 93% have had at least one dose.

(1) We operate a total of 3,220 Alzheimer's/Memory Care units. These units are included with Assisted Living and CCRC units in the unit mix.
(2) IL includes 167 Active Adult living units.
(3) Defined by number of total units per state.

LETTER TO OUR STOCKHOLDERS FROM YOUR BOARD OF DIRECTORS

Dear Fellow Stockholders:

                Please join us for our 2021 Annual Meeting of Stockholders, which will be held virtually at 9:30 a.m. on Tuesday, June 8, 2021. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites stockholders' receipt of these important materials while lowering cost and reducing the environmental impact of our annual meeting.

                2020 was a particularly challenging year in the senior living industry. We are proud of our Company's record and our team members' tireless efforts throughout this pandemic to keep residents safe, while trying to control operating costs and stabilize occupancy. The care and well-being of our team members during this time have also been a key focus. As of the date of this letter, all of our residents and team members have had the opportunity to be vaccinated and, with the vaccine widely available to residents and team members, we are optimistic that the performance of our senior living communities will rebound in the second half of this year. Despite the industry challenges resulting from the COVID-19 pandemic, we are proud to report that in 2020, U.S. News and World Report, the global authority in health care rankings, recognized 30 of our senior living communities in its annual list of "Best Nursing Homes." The list of the country's best short-term rehabilitation and long-term care facilities reflects comprehensive information about care, health inspections and staffing, as well as other factors, including COVID-19 management, flu and pneumonia vaccination rates and infection control protocols. Additionally, the J.D. Power U.S. Senior Living Satisfaction Study ranked us second nationally for overall customer satisfaction in independent living and fifth for assisted living/memory care. We also maintained our liquidity to give us maximum flexibility with up to $65 million available on our line of credit. In addition, we continued to expand Ageility rehabilitation and wellness services within our communities and to external customers, providing growth for our Company despite a challenging year. In February 2020, we expanded our Board to seven members, including five Independent Directors and two Managing Directors, who bring diverse viewpoints and perspectives and exhibit a variety of skills, professional experience and backgrounds to effectively represent the long term interest of our stockholders.

                Your Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for our stockholders. We continue to monitor changing events and circumstances with an eye to managing for the global good, mitigating the negative impact on our business and best positioning us for stability and recovery when the pandemic is behind us.

                We thank you for your investment in our Company and for the confidence you put in this Board to oversee your interests in our business

April 7, 2021

Jennifer B. Clark Donna D. Fraiche Bruce M. Gans, M.D. Barbara D. Gilmore	Gerard M. Martin Adam D. Portnoy Michael E. Wagner, M.D.

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Location: Live Webcast Accessible at https://www.viewproxy.com/FiveStarSeniorLiving/2021/ Date: Tuesday June 8, 2021 Time: 9:30 a.m., Eastern time	Agenda:

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Elect the Director nominees identified in the accompanying Proxy Statement to our Board of Directors;

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Ratify the appointment of RSM US LLP as our independent auditors to serve for the 2021 fiscal year; and

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Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a stockholder of record as of the close of business on March 24, 2021.
Attending the Annual Meeting

Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders and other stakeholders, the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. No physical meeting will be held.

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Record Owners: If you are a stockholder as of the record date who holds shares directly, you may participate in the Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/FiveStarSeniorLiving/2021/. Please have the control number located on your proxy card or voting information form available.

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Beneficial Owners: If you are a stockholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend the Annual Meeting. You will need to present evidence of your beneficial ownership of shares. You will not be able to vote your shares at the Annual Meeting without a legal proxy. Beneficial owners should complete the registration process at least three days in advance of the Annual Meeting to ensure that all documentation and verifications are in order.

Please see the accompanying Proxy Statement for additional information.
By Order of our Board of Directors, Jennifer B. Clark Secretary April 7, 2021

PLEASE VOTE

Please vote to play a part in our future. The Nasdaq Stock Market LLC (the "Nasdaq") rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 10	✓ FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 24	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16-digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on June 7, 2021 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a stockholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on June 7, 2021 to authorize a proxy BY TELEPHONE. You will need the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a stockholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

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To review and download easy to read versions of our Proxy Statement and Annual Report.

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To sign up for future electronic delivery to reduce the impact on the environment.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    1

April 7, 2021

PROXY STATEMENT

The Board of Directors (our "Board") of Five Star Senior Living Inc., a Maryland corporation (the "Company," "we," "us" or "our") is furnishing this proxy statement (the "Proxy Statement") and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2021 annual meeting of stockholders. Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders and other stakeholders, our annual meeting will be held virtually via live webcast on Tuesday, June 8, 2021, at 9:30 a.m., Eastern time, subject to any adjournments or postponements thereof (the "2021 Annual Meeting"). We are first making these proxy materials available to stockholders on or about April 7, 2021.

Only owners of record of shares of common stock of the Company ("Common Shares") as of the close of business on March 24, 2021, the record date for our 2021 Annual Meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. Our Common Shares are listed on The Nasdaq Stock Market LLC (the "Nasdaq"). On March 24, 2021, there were 31,676,091 Common Shares issued and outstanding.

The mailing address of our principal executive office is 400 Centre Street, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL MEETING TO BE HELD ON TUESDAY, JUNE 8, 2021.

The Notice of 2021 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available at www.proxyvote.com.

2    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Composition

We are currently governed by a seven member Board of Directors. Ensuring our Board is comprised of Directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long term interests of stockholders is a top priority of our Board and our Nominating and Governance Committee. In February 2020, our Board added Dr. Michael E. Wagner as an Independent Director and Jennifer B. Clark as a Managing Director to expand and refresh our Board's composition for several reasons, including to increase the ratio of Independent Directors to Managing Directors and to create more skill mix.

OUR BOARD BELIEVES THAT ITS MEMBERS SHOULD:

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exhibit high standards of integrity and ethics;

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have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

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have knowledge of the healthcare and senior living industries and the commercial real estate industry;

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have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity, nationality and skills; and

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be committed to serving on our Board over a period of years in order to develop knowledge about the Company's operations and have sufficient time and availability to devote to Board and committee matters.

In addition, our Board has determined that our Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. Our Board believes that Directors with one or more of the following professional skills or experiences can assist in meeting this goal:

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work experience with a proven record of success in his or her field;

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risk oversight/management expertise;

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accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the healthcare, senior living and commercial real estate industries;

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operating business and/or transactional experience;

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management/leadership experience;

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knowledge of the Company's historical business activities;

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familiarity with healthcare regulation and trends;

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experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

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service on other public company boards and committees;

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qualifying as a Managing Director in accordance with the requirements of our governing documents; and

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qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the Securities and Exchange Commission ("SEC") and our governing documents.

Our Nominating and Governance Committee and our Board consider the qualifications, characteristics and skills of Directors and Director candidates individually and in the broader context of our Board's overall composition when evaluating potential nominees for election as Director.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    3

Key Responsibilities of our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓

Our Board oversees and monitors strategic planning.

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Business strategy is a key focus of our Board and embedded in the work of Board committees.

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Company management is charged with executing business strategy and provides regular performance updates to our Board.

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Our Board oversees risk management.

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Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.

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Company management is charged with managing risk, through robust internal processes and effective internal controls.

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Our Board oversees succession planning and talent development for senior executive positions.

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Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

✓

In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Directors, as applicable, to nominate and evaluate potential successors.

Our Board's Role in Oversight of Risk Management

Our Board is elected by our stockholders to oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the safeguarding of our assets, the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board's understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of our business strategy.

Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by management, and management is responsible for incorporating risk management in its activities. Our Director of Internal Audit reports to our Audit Committee and provides us with advice and assistance with our risk management function.

In discharging their oversight responsibilities, our Board and Board committees review regularly a wide range of reports provided to them by management, internal audit and service providers, including:

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reports on market and industry conditions;

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reports on the impact of the COVID-19 pandemic on our business, including cases of infections and administration of vaccinations;

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operating and regulatory compliance reports;

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reports on clinical operations;

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financial reports;

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reports on risk management activities;

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regulatory and legislative updates that may impact us;

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reports on the security of our information technology processes and our data; and

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legal proceedings updates and reports on other business related matters.

4    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

Our Board and Board committees discuss these matters among themselves and with our management, our Director of Internal Audit, legal counsel, our independent auditors and other professionals, as appropriate.

Our Audit Committee takes a leading role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements. Our Board and Audit Committee review periodic reports from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting. Our Audit Committee also reviews, approves and oversees an internal audit plan developed by our Director of Internal Audit with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes on an annual basis. Our Audit Committee meets at least quarterly and reports its findings to our Board. Our Audit Committee also meets periodically with our Director of Internal Audit to review the results of our internal audits, and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.

Our Audit Committee considers risks related to cybersecurity and receives regular reports from our management regarding cybersecurity risks and countermeasures being undertaken or considered by us, including updates on the internal and external cybersecurity landscape and relevant technical developments.

Our Quality of Care Committee reviews management reports on our clinical operations and directs or recommends to management and our Board actions or changes it determines appropriate to improve our clinical operations and to reduce risks arising from those operations.

Our Compensation Committee whose duties are detailed in its charter, among other duties, evaluates the performance of our Director of Internal Audit and the performance of The RMR Group LLC ("RMR LLC") under our business management agreement. Also, our Compensation Committee and our Board consider that we have a share award program that requires share awards to executive officers to vest over a period of years. We believe that the use of share awards vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages management to make long term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.

To learn more about the risks we face, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward-Looking Statements" in our Annual Report to Stockholders for the fiscal year ended December 31, 2020 (the "Annual Report"). The risks described in our Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

Director Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:

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  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

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  our Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, our Board has adopted written Governance Guidelines as described below.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    5

Our Board is comprised of seven Directors, including five Independent Directors and two Managing Directors. Under our Bylaws, so long as the number of directors is less than five, at least one director must meet the qualifications of a Managing Director and, so long as the number of directors is five or greater, at least two directors must meet the qualifications of a Managing Director. Our Bylaws require that a majority of our Board be Independent Directors. Under our Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as an independent director under the applicable rules of the Nasdaq and the SEC. As set forth in our Bylaws, Managing Directors are Directors who are not Independent Directors and who have been employees, officers or directors of the Company or RMR LLC or involved in the day to day activities of the Company for at least one year prior to such Director's election.

Our Board affirmatively determines whether Directors have a direct or indirect material relationship with us, including our subsidiaries, other than serving as our Directors or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Director's relationship with us, our Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, our Board has determined that Barbara D. Gilmore, Donna D. Fraiche, Bruce M. Gans, M.D., Gerard M. Martin and Michael E. Wagner, M.D. currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our Bylaws. In making these independence determinations, our Board reviewed and discussed additional information provided by us and our Directors with regard to each of the Directors' relationships with us, RMR LLC or The RMR Group Inc. ("RMR Inc."), the managing member of RMR LLC, and the other companies to which RMR LLC or its subsidiaries provide management services. Our Board has concluded that none of these five Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Executive Sessions of Independent Directors

Pursuant to our Governance Guidelines, our Independent Directors are expected to meet at least twice per year in regularly scheduled meetings at which only Independent Directors are present. Our Independent Directors also meet separately with our officers, with our Director of Internal Audit and with our independent auditors. The presiding Director for purposes of leading Independent Director sessions will be the Lead Independent Director, unless the Independent Directors determine otherwise.

Board Leadership Structure

All Directors play an active role in overseeing our business both at our Board and committee levels. As set forth in our Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing our Company and our strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations, including with healthcare related entities, and also have served in academia. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of our officers and advisers. Our Board is small, which facilitates informal discussions and communication from management to our Board and among Directors.

Adam D. Portnoy has served as Chair of our Board since 2019. One or more of our executive officers and our Director of Internal Audit, none of whom are members of our Board, regularly attend Board and Board committee meetings. Special meetings of our Board may be called at any time by the President, any Managing Director or any two Directors. Our Managing Directors, in consultation with our management and our Director of Internal Audit, set the agenda for Board meetings. Other Directors may suggest

6    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

agenda items as well. Discussions at Board meetings are led by the Managing Director, Independent Director or member of management who is most knowledgeable on a subject.

Five of our Directors, including both of our nominees for election at our 2021 Annual Meeting, are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the members of our Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Directors are Managing Directors, persons who have been employees, officers or directors of us or RMR LLC or who have been involved in our day to day activities for at least one year prior to his, her or their election as Directors.

Lead Independent Director

We have a Lead Independent Director who is selected annually by the vote of a majority of our Independent Directors. Currently, Ms. Fraiche serves as our Lead Independent Director. Our Lead Independent Director has well-defined, substantive responsibilities that include:

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  presiding at all meetings of our Board at which the Chair or a Managing Director is not present;

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  presiding at all meetings and executive sessions of the Independent Directors;

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  having the authority to call meetings of the Independent Directors or executive sessions of the Independent Directors;

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  serving as the principal liaison between the Independent Directors and the senior management team;

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  arranging, together with the Chair of our Board, for appropriate information (including quality and quantity) to be timely provided to our Board and the Independent Directors;

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  assisting our Compensation Committee in its annual evaluation of the performance of our management and of our manager, RMR LLC;

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  assisting with setting Board meeting agendas and arranging meeting schedules, including to ensure that there is sufficient time for discussion of all agenda items;

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  considering suggestions for meeting agenda items from other Independent Directors;

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  authorizing the retention of advisors and consultants who report directly to the Independent Directors when appropriate; and

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  if requested, and in coordination with the Chair of our Board and our management, being reasonably available for consultation and direct communication with stockholders.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our stockholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

We have also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our and our subsidiaries' directors, officers and employees and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, trustees, officers and employees to ensure compliance with applicable laws and regulations.

Our Board has an Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee. Our Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee each have adopted a written charter, and each

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    7

Board committee reviews its written charter on an annual basis to consider whether any changes are required.

Our Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee are each comprised entirely of Independent Directors under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Directors, individually or as a group. To access these documents on our website, visit www.fivestarseniorliving.com.

Prohibition on Hedging

Our Insider Trading Policies and Procedures expressly prohibit members of our Board and our officers from engaging in hedging transactions involving our securities and those of RMR Inc. or any other public company to which RMR LLC or its affiliates provide management services.

Nominations for Directors

Our Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to our Board nominees for election at each annual meeting of stockholders. Our Nominating and Governance Committee may consider candidates suggested by our Directors, officers or stockholders or by others. Stockholders who would like to recommend a Director nominee should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o Five Star Senior Living Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@5ssl.com. Any such recommendation should include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the stockholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the stockholder recommended nominee or about the stockholder recommending the nominee. Recommendations by stockholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Communications with Our Board

Our Board has established a process to facilitate communication by stockholders and other stakeholders with our Directors. Communications should be addressed to Directors in care of the Secretary, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@5ssl.com.

Sustainability

We understand the importance of leading a sustainable business and regularly consider ways to improve our internal culture and the communities in which we operate. Our environmental sustainability and community engagement strategies focus on a complementary set of objectives, including the following:

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Embrace Our Communities: We recognize the importance of aligning ourselves with the communities where we operate our senior living communities. We seek to be a responsible corporate citizen and to strengthen the communities in which we own or operate our senior living

8    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

  communities. We regularly encourage our employees to engage in a variety of charitable and community programs.

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Environmental Stewardship: Preserving our natural resources has a special meaning to us. We support environmental practices that reduce the impact we have on our planet. We believe this is important to all our stakeholders, including investors, regulatory agencies, local communities, residents and employees. We seek to improve the environmental footprint of our properties, including by reducing energy consumption and water usage at our properties, especially when doing so may reduce operating costs and improve the properties' competitive positions.

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Diversity: We value a diversity of backgrounds, experience and perspectives. Our Chief Executive Officer is a woman and our Board is comprised of more than 40% women. We are an equal opportunity employer.

Stockholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2022 Annual Meeting of Stockholders: Stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") must be received at our principal executive office on or before December 8, 2021 in order to be eligible to be included in the proxy statement for the 2022 annual meeting of stockholders; provided, that, if the date of the 2022 annual meeting of stockholders is more than 30 days before or after June 8, 2022, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include stockholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Nominations and Other Proposals for the 2022 Annual Meeting of Stockholders Under our Bylaws: To be timely, stockholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2022 annual meeting must be received by our Secretary at our principal executive office, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern time, on December 8, 2021 and not earlier than November 8, 2021; provided, that, if the date of the 2022 annual meeting of stockholders is more than 30 days earlier or later than June 8, 2022, then a stockholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2022 annual meeting of stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2022 annual meeting of stockholders is first made by us. Stockholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Charter and Bylaws, which include, among other things, requirements as to the stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for stockholders to submit a nomination for election to our Board or proposal of other business for consideration at an annual meeting of stockholders is only a summary and is not a complete listing of all requirements. Copies of our Bylaws, including the requirements for stockholder nominations and other stockholder proposals, may be obtained by writing to our Secretary at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any stockholder considering making a nomination or proposal should carefully review and comply with those provisions.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    9

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Donna D. Fraiche and Gerard M. Martin, each for election as an Independent Director. Each Director nominee currently serves on our Board. If elected, each of Ms. Fraiche and Mr. Martin would serve until our 2024 annual meeting of stockholders and until his, her or their successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect that each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.

A plurality of all the votes cast is required to elect a Director at our 2021 Annual Meeting.

The names, principal occupations and certain other information regarding the Director nominees, as well as a summary of the key experiences, qualifications, attributes, skills and backgrounds that led our Nominating and Governance Committee and our Board to conclude that such persons are currently qualified to serve as Directors, are set forth on the following pages.

Our Board of Directors recommends a vote "FOR" the election of both Director nominees.

10    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

Directors and Director Nominees to be Elected at our 2021 Annual Meeting

Donna D. Fraiche Independent Director since 2010 Lead Independent Director since 2019 Group/Term: Group II with a term expiring at our 2021 Annual Meeting Age: 69	Board Committees: • Audit • Compensation • Nominating and Governance (Chair) • Quality of Care	Other RMR Managed Public Company Boards(1): • Service Properties Trust (since 2015) • Office Properties Income Trust (since 2019) Other Non-RMR Managed Public Company Boards: None

Ms. Fraiche is a member and the founder of Fraiche Strategies, LLC since 2020. Ms. Fraiche was senior counsel in the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and practiced law in that firm from 2004 to February 2020. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche served as an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Ms. Fraiche is currently president of the Louisiana Chapter of the International Women's Forum and is the president of the Louisiana State Supreme Court Historical Society. She was appointed to the American Hospital Association Leadership Development Committee of the Committee on Governance and is a past president and a fellow of the American Health Law Association. She is a former chair of the Louisiana Health Care Commission and has previously served as chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, and past chair of the board of trustees of Loyola University, among numerous other business and civic responsibilities. She serves on the executive board and on the investments committee of the Baton Rouge Area Foundation and served as chair of the board, on the executive committee, finance committee and real estate committee of Women's Hospital. Ms. Fraiche also serves as Honorary Consul for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, the healthcare industry;

•

Professional legal skills;

•

Many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

Work on public company boards and board committees;

•

Institutional knowledge earned through prior service on our Board;

•

Identifies Caucasian and as female; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Gerard M. Martin Independent Director since 2020 Group/Term: Group II with a term expiring at our 2021 Annual Meeting Age: 86	Board Committees: • Audit • Nominating and Governance • Quality of Care	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Prior to February 2020, Mr. Martin served as a Managing Director. Mr. Martin was the founder and chairman of Greenery Rehabilitation Group, Inc., a company in the business of owning and operating nursing homes and health rehabilitation facilities, which was publicly owned and first listed on the Nasdaq and then the New York Stock Exchange between 1985 and 1993. Mr. Martin is the owner and treasurer of North Atlantic Medical Services, Inc., a private company in the business of providing diagnostic cardiac, respiratory and oxygen services, equipment and products for the care of patients in their homes or medical facilities. Mr. Martin served as a director and vice president of RMR Advisors LLC, an SEC registered investment adviser, from 2002 to 2015, and a director of RMR LLC and its predecessors from 1986 to 2015. Mr. Martin was also an interested trustee of the RMR Funds Series Trust and RMR Mortgage Trust and its predecessor funds from shortly after their formation (the earliest of which was in 2002) until 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, the healthcare industry;

•

Experience as an operator of nursing and rehabilitation facilities;

•

Extensive public company director service;

•

Institutional knowledge earned through prior service on our Board and in leadership positions with RMR LLC;

•

Identifies as Caucasian and as male; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws

(1)
In addition to our Company, RMR LLC or its subsidiaries currently provide management services to seven other public companies, including the following six public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC) Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (Nasdaq: OPI), Service Properties Trust (Nasdaq: SVC), Tremont Mortgage Trust (Nasdaq: TRMT) and RMR Mortgage Trust (Nasdaq: RMRM). For these companies with no employees, RMR LLC or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable business management agreements. RMR LLC also provides business management services to one other public operating company, TravelCenters of America Inc. (Nasdaq: TA), which has its own employees but some members of the senior leadership of this company are also RMR LLC employees.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    11

Bruce M. Gans, M.D. Independent Director since 2001 Group/Term: Group III with a term expiring at our 2022 annual meeting of stockholders Age: 74	Board Committees: • Audit • Compensation (Chair) • Nominating and Governance • Quality of Care (Chair)	Other RMR Managed Public Company Boards(1): • Industrial Logistics Properties Trust (since 2018) Other Non-RMR Managed Public Company Boards: None

Dr. Gans served as executive vice president and chief medical officer at the Kessler Institute for Rehabilitation from 2001 until his retirement on March 31, 2021 and national medical director for Rehabilitation Select Medical, the parent company of the Kessler Institute, from 2003 until his retirement on March 31, 2021. He is also a professor of physical medicine and rehabilitation at Rutgers University—New Jersey Medical School. Dr. Gans was an independent trustee of Service Properties Trust from 2009 until 2015. Dr. Gans has also served as president and chief executive officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or coauthored more than forty articles in peer-reviewed publications and twenty-eight abstracts and has served on editorial boards for many medical journals, including serving as the associate editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has testified before the Senate Committee on Veterans' Affairs and has been called on to serve on technical expert panels and to advise the Medicare Payment Advisory Commission, the independent congressional agency established in 1997 to advise the U.S. Congress on issues affecting the Medicare program. Dr. Gans has also served as president of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

Demonstrated leadership capability, including through his service in many healthcare management, professional, academic and civic leadership positions;

•

Business experience as the chief executive of a large medical organization;

•

Extensive experience in, and knowledge of, the healthcare industry and healthcare public policy matters;

•

Work on public company boards and board committees;

•

Many academic and professional achievements;

•

Institutional knowledge earned through prior service on our Board;

•

Identifies as Caucasian and as male; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Jennifer B. Clark Managing Director since 2020 Group/Term: Group III with a term expiring at our 2022 annual meeting of stockholders Age: 59	Board Committees: None	Other RMR Managed Public Company Boards(1): • The RMR Group Inc. (since 2018) • Diversified Healthcare Trust (since 2018) Other Non-RMR Managed Public Company Boards: None

Ms. Clark has been executive vice president, general counsel and secretary of RMR Inc. since shortly after its formation in 2015. Ms. Clark joined RMR LLC in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark also serves as an officer of ABP Trust, a director and secretary of Sonesta Holdco Corporation and executive vice president, general counsel and secretary of Tremont Realty Advisors LLC. Ms. Clark serves as the secretary of each of the companies to which RMR LLC or its subsidiaries provide management services, including the Company and Diversified Healthcare Trust. Ms. Clark also served as a trustee of RMR Mortgage Trust from 2019 to January 2021 and secretary of RMR Office Property Fund LP from 2018 until its dissolution in July 2020. Ms. Clark also served as a director of RMR Advisors LLC from 2016 to 2021 when it merged with Tremont Realty Advisors LLC, as its president and chief executive officer from 2019 to 2021, and prior to that as its executive vice president and general counsel from October 2017 through December 2018 and as its secretary from 2004 to 2021, and as vice president and chief legal officer from 2007 through September 2017. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

Professional skills and experience in legal, corporate governance and real estate matters;

•

Leadership position with RMR LLC and demonstrated management ability;

•

Extensive experience in, and knowledge of, the commercial real estate industry and real estate investment trusts ("REITs");

•

Institutional knowledge earned through prior service as an officer of the Company and in leadership positions with RMR LLC;

•

Identifies as Caucasian and as female; and

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

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Michael E. Wagner, M.D. Independent Director since 2020 Group/Term: Group III with a term expiring at our 2022 annual meeting of stockholders Age: 61	Board Committees: • Audit • Compensation • Nominating and Governance • Quality of Care	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Dr. Wagner has served as chief physician executive of Wellforce, a Massachusetts healthcare system since May 2018. He served as interim president and chief executive officer of Wellforce during 2019. He is also an associate professor of clinical medicine at Tufts University School of Medicine. Prior to joining Wellforce, Dr. Wagner held a number of positions with one of its founding members, Tufts Medical Center, including president and chief executive officer from 2013 to 2018, president and chief executive officer of Tufts Medical Center Physicians Organization from 2012 to 2014, chief medical officer from 2011 to 2013, and chief, internal medicine and adult primary care from 2008 to 2012. While at Tufts Medical Center, Dr. Wagner also served on its board of trustees and was a member of many of its committees, including the compensation, governance and nominating, finance, audit, investment and real estate and quality of care committees at various times from 2011 to 2018. Prior to joining Tufts, Dr. Wagner held various positions in health care organizations and hospitals.

Specific Qualifications, Attributes, Skills and Experience:

•

Professional skills and experience in healthcare industry

•

Demonstrated leadership capability, including through his service in many healthcare management, professional and academic positions;

•

Business experience as the chief executive of a large medical organization;

•

Extensive experience in, and knowledge of, the healthcare industry and healthcare public policy matters;

•

Identifies as Caucasian and as male; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Barbara D. Gilmore Independent Director since 2004 Group/Term: Group I with a term expiring at our 2023 annual meeting of stockholders Age: 70	Board Committees: • Audit (Chair) • Compensation • Nominating and Governance • Quality of Care	Other RMR Managed Public Company Boards(1):

•

TravelCenters of America Inc. (since 2007)

•

Office Properties Income Trust (since 2009)

•

RMR Mortgage Trust (formerly known as RMR Real Estate Income Fund, since 2020)

Other Non-RMR Managed Public Company Boards: None

Ms. Gilmore served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters. Ms. Gilmore was also a registered nurse and practiced and taught nursing for several years before attending law school and her practice at Sullivan & Worcester LLP included representation of businesses in the healthcare sector.

Specific Qualifications, Attributes, Skills and Experience:

•

Experience in, and knowledge of, the healthcare industry;

•

Professional skills and experience in legal, business finance and healthcare regulatory matters and nursing;

•

Experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

Experience in public policy matters;

•

Insights gained and understanding of government practices through government service;

•

Work on public company boards and board committees;

•

Institutional knowledge earned through prior service on our Board;

•

Identifies as Caucasian and as female; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    13

Adam D. Portnoy Managing Director since 2018 Chair of our Board since 2019 Group/Term: Group I with a term expiring at our 2023 annual meeting of stockholders Age: 50	Board Committees: None	Other RMR Managed Public Company Boards(1):

•

Service Properties Trust (since 2007)

•

Diversified Healthcare Trust (since 2007)

•

Office Properties Income Trust (since 2009)

•

RMR Mortgage Trust (formerly known as RMR Real Estate Income Fund, since 2009)

•

The RMR Group Inc. (since 2015)

•

Industrial Logistics Properties Trust (since 2017)

•

Tremont Mortgage Trust (since 2017)

•

TravelCenters of America Inc. (since 2018)

Other Non-RMR Managed Public Company Boards: None

Mr. Portnoy has been president and chief executive officer of RMR Inc. since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy is the sole trustee and controlling shareholder and an officer of ABP Trust. Mr. Portnoy is a director and controlling shareholder of Sonesta Holdco Corporation. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy served as a director of RMR Advisors LLC from 2007 to 2021 when it merged with Tremont Realty Advisors LLC and served as its president from 2007 to 2017 and its chief executive officer from 2015 to 2017. Mr. Portnoy served as president and chief executive officer of RMR Mortgage Trust from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and as chair of the board of directors of the Pioneer Institute and as a member AJC New England's Leadership Board, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, the commercial real estate industry and REITs;

•

Leadership position with RMR LLC and demonstrated management ability;

•

Public company trustee and director service;

•

Experience in investment banking and private equity;

•

Experience in starting a telecommunications company and serving as its senior executive;

•

Institutional knowledge earned through prior service on our Board and in leadership positions with RMR LLC;

•

Identifies as Caucasian and as male; and

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC and the business of all the companies (including our Company) for which he serves as a managing trustee or managing director is integral to his day to day work, his service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy's extensive familiarity with our day to day business provides valuable insight for our Board.

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Executive Officers

The Company's executive officers serve at the discretion of our Board. There are no family relationships among any of the Company's Directors or executive officers.

Katherine E. Potter Age: 45	President and Chief Executive Officer since 2019

Ms. Potter previously served as the Company's Executive Vice President and General Counsel in 2018, as Senior Vice President and General Counsel from 2016 to 2018 and as Vice President and General Counsel from 2012 to 2016. Ms. Potter has served as a senior vice president of RMR LLC since 2018 and prior to that served as a vice president of RMR LLC from 2016 to 2018. Ms. Potter practiced law in private practice for over ten years, focusing on corporate, securities, mergers and acquisitions, corporate governance and other transactional matters. Ms. Potter was an associate at the law firm of Sullivan & Worcester LLP from 2005 to 2011, and she was an attorney at the law firm of Burns & Levinson LLP from 2011 to 2012. Ms. Potter identifies as Caucasian and as female.

Jeffrey C. Leer Age: 41	Executive Vice President, Chief Financial Officer and Treasurer since 2019

Mr. Leer has served as senior vice president of RMR LLC since June 2019. Previously, Mr. Leer served as the chief financial officer and treasurer of Office Properties Income Trust from January 2019 to May 2019 and chief financial officer and treasurer of Select Income REIT until December 2018 when it merged with a wholly owned subsidiary of Office Properties Income Trust. Mr. Leer has also held various positions with RMR LLC since 2013. Prior to joining RMR LLC, Mr. Leer held accounting and finance positions at several Fortune 500 companies, including having served as a reporting and compliance manager of Boston Scientific Corporation from June 2012 to February 2013, and practiced for several years in public accounting. Mr. Leer is a certified public accountant. Mr. Leer identifies as Caucasian and as male.

Margaret S. Wigglesworth Age: 66	Executive Vice President since 2021 Chief Operating Officer since 2019

Ms. Wigglesworth served as our Senior Vice President from 2019 through 2020. Prior to joining the Company, Ms. Wigglesworth served as an executive vice president of the International Council of Shopping Centers, a 70,000 member global trade association from January 2016 to January 2019, and she served as senior vice president, operations, for Cresa from 2012 to 2016. Ms. Wigglesworth has held various management positions at several multi-national companies and trade associations, including Colliers International Group Inc. and the Coalition of Service Industries. Ms. Wigglesworth identifies as Caucasian and as female.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    15

BOARD COMMITTEES

Audit Committee

Members Barbara D. Gilmore (Chair) Donna D. Fraiche Bruce M. Gans, M.D. Gerard M. Martin Michael E. Wagner, M.D. 8 meetings in the fiscal year ended December 31, 2020

Our Audit Committee is comprised solely of Independent Directors. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditors and the resolution of disagreements between management and our independent auditors. Our independent auditors report directly to our Audit Committee. Our Audit Committee also has final authority and responsibility for the appointment and assignment of duties to our Director of Internal Audit. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditors. Our Audit Committee also reviews with management and our independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

Our Board has determined that each member of our Audit Committee is financially literate and that Ms. Gilmore is our Audit Committee's "financial expert."

Compensation Committee

Members Bruce M. Gans, M.D. (Chair) Donna D. Fraiche Barbara D. Gilmore Michael E. Wagner, M.D. 6 meetings in the fiscal year ended December 31, 2020

Our Compensation Committee is comprised solely of Independent Directors. Its primary responsibilities pertain to evaluating the performance and compensation of our business management services provider and of our executive officers and our Director of Internal Audit, annually reviewing our agreement with our business management services provider and approving equity compensation awards. Our Compensation Committee recommends to our Board the cash compensation payable to our Directors for Board and committee service and determines the compensation payable for service as our Lead Independent Director.

Nominating and Governance Committee

Members Donna D. Fraiche (Chair) Bruce M. Gans, M.D. Barbara D. Gilmore Gerard M. Martin Michael E. Wagner, M.D. 2 meetings in the fiscal year ended December 31, 2020

Our Nominating and Governance Committee is comprised solely of Independent Directors. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of stockholders or when vacancies occur; to perform certain assessments of our Board and Board committees, including to assess the independence of Directors and Director nominees, and to develop and recommend to our Board governance principles for our Company. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.

16    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

Quality of Care Committee

Members Bruce M. Gans, M.D. (Chair) Donna D. Fraiche Barbara D. Gilmore Gerard M. Martin Michael E. Wagner, M.D. 4 meetings in the fiscal year ended December 31, 2020

The primary role of our Quality of Care Committee is to review and monitor the quality of healthcare and senior living services we provide to our residents, patients and customers. Our Quality of Care Committee also periodically makes recommendations to management to improve the quality of our services and periodically reports to our Board regarding its activities.

BOARD MEETINGS

In 2020, our Board held seven meetings. In 2020, each Director attended 75% or more of the aggregate of all meetings of our Board and the committees on which he or she served or that were held during the period in which the Director served as a Director or committee member. All of the Directors attended last year's annual meeting of stockholders. Our policy with respect to Board members' attendance at meetings of our Board and annual meetings of stockholders can be found in our Governance Guidelines, the full text of which appears at our website, www.fivestarseniorliving.com.

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DIRECTOR COMPENSATION

Compensation of Directors

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Directors.

Under the currently effective Director compensation arrangements, each Independent Director receives an annual fee of $75,000 for services as a Director. The annual fee for any new Independent Director is prorated for the initial year. Each Independent Director who serves as a committee chair of our Audit Committee, Quality of Care Committee, Compensation Committee or Nominating and Governance Committee also receives an additional annual fee of $22,500, $22,500, $12,500 and $12,500, respectively, and our Lead Independent Director also receives an additional annual cash retainer fee of $17,500 for serving in this role. Directors are reimbursed for travel expenses they incur in connection with their duties as Directors and for out of pocket costs they incur in connection with their attending certain continuing education programs.

Each Independent Director and Managing Director also receives an award of Common Shares annually, which was 5,000 Common Shares in 2020. Managing Directors do not receive cash compensation for their services as Directors.

Director Share Ownership Guidelines

Our Board believes it is important to align the interests of Directors with those of our stockholders, and for Directors to hold equity ownership positions in our Company. Accordingly, each Director is expected to retain at least 5,000 Common Shares, whether vested or not, within five years following: (i) if elected by stockholders, the annual meeting of stockholders of our Company at which such Director was initially elected or, (ii) if appointed by our Board, the first annual meeting of stockholders of our Company following the initial appointment of such Director to our Board. Compliance with these ownership guidelines is measured annually. Any Director who is prohibited by law or by applicable regulation of his, her or their employer from owning equity in our Company is exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Director on whom this requirement could impose a financial hardship.

As of March 24, 2021, all Directors have met these share ownership guidelines.

18    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

Fiscal Year 2020 Director Compensation

The following table details the total compensation of the Directors for the fiscal year ended December 31, 2020 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Jennifer B. Clark(4)	—	30,000	—	30,000
Donna D. Fraiche	105,000	20,300	—	125,300
Bruce M. Gans, M.D.	110,000	20,300	—	130,300
Barbara D. Gilmore	97,500	20,300	—	117,800
Gerard M. Martin	93,750	20,300	—	114,050
Adam D. Portnoy(3)	—	20,300	—	20,300
Michael E. Wagner, M.D.(4)	93,750	30,000	—	123,750

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in 2020, consisting of a $75,000 annual cash fee and each of Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $12,500, $35,000 and $22,500, respectively, for service as a committee chair or chairs in 2020. Ms. Fraiche also earned $17,500 for her role as Lead Independent Director in 2020. Mr. Martin and Dr. Wagner became Independent Directors in February 2020 and received pro-rated cash fees for their service on the Board during 2020.

(2)
Other than for Ms. Clark and Dr. Wagner, equals 5,000 Common Shares multiplied by the closing price of such shares on June 9, 2020, the award date, and for each of Ms. Clark and Dr. Wagner, equals 2,000 Common Shares and 5,000 Common Shares multiplied by the closing price of such shares on February 26, 2020 and June 9, 2020, respectively. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All Common Share awards are fully vested on the award date.

(3)
Managing Directors do not receive cash compensation for their services as Directors.

(4)
Our Board elected, effective as of February 26, 2020, Ms. Clark as a Managing Director and Dr. Wagner as an Independent Director.

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OWNERSHIP OF OUR EQUITY SECURITIES

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Director and Director nominee, each of our named executive officers and our Directors, Director nominees, named executive officers and other executive officers as a group, all as of March 24, 2021. Unless otherwise noted, to our knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Five Star Senior Living Inc. 400 Centre Street, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Adam D. Portnoy	2,005,115	6.3%	Includes 1,972,783 Common Shares owned by ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust. Mr. Portnoy holds shares of beneficial interest in, and is the sole trustee of, ABP Trust. Voting and investment power with respect to such Common Shares may be deemed to be shared by Mr. Portnoy, ABP Trust and ABP Acquisition LLC.

As set forth in the below table, DHC beneficially owns 10,691,658 Common Shares. Adam Portnoy is a managing trustee of DHC and DHC is managed by RMR LLC, which is a majority owned subsidiary of RMR Inc. and of which RMR Inc. is the managing member. Mr. Portnoy is the controlling stockholder of RMR Inc. Mr. Portnoy and RMR LLC may not act to vote or sell the Common Shares owned by DHC without the authorization of the board of trustees of DHC, which is comprised of five trustees. As a result, Mr. Portnoy has determined that he does not beneficially own the Common Shares owned by DHC and therefore the Common Shares owned by DHC are not referenced as beneficially owned by him in this table.

Katherine E. Potter	55,223	Less than 1%
Gerard M. Martin	35,451	Less than 1%
Jennifer B. Clark	31,682	Less than 1%
Margaret S. Wigglesworth	22,500	Less than 1%
Jeffrey C. Leer	21,926	Less than 1%
Barbara D. Gilmore	19,075	Less than 1%	Includes 1,000 Common Shares owned by Ms. Gilmore's husband.
Bruce M. Gans, M.D.	18,194	Less than 1%
Donna D. Fraiche	15,100	Less than 1%
Michael E. Wagner, M.D.	7,000	Less than 1%

All Directors, Director nominees, named executive officers and other executive officers as a group (10 persons)	2,231,266	7.0%

*
Amounts exclude fractional shares.

**
Based on 31,676,091 Common Shares outstanding as of the record date, March 24, 2021.

20    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

Principal Stockholders

Set forth in the table below is information about the number of Common Shares held by persons we know to be the beneficial owners of more than 5.0% of the outstanding Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Diversified Healthcare Trust and DHC Holdings LLC (together, the "DHC Parties") Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	10,691,658	33.8%	Based on a Schedule 13D/A filed with the SEC on March 18, 2020 by the DHC Parties:

•

DHC directly owns and has sole voting and dispositive power over 2,515,633 Common Shares and has shared voting power and dispositive voting power over 8,176,025 Common Shares and beneficially owns 10,691,658 Common Shares.

•

DHC Holdings LLC, a wholly owned subsidiary of DHC, beneficially owns and has shared voting and dispositive power over 8,176,025 Common Shares.

ABP Acquisition LLC, ABP Trust and Adam D. Portnoy (collectively, the "ABP Parties") Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	2,005,115	6.3%	Based on a Schedule 13D/A filed with the SEC on January 2, 2020 by the ABP Parties:

•

ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust, directly owns and has shared voting and dispositive power over 1,799,999 Common Shares. ABP Trust beneficially owns and has shared voting and dispositive power over these 1,972,783 Common Shares.

•

Adam Portnoy directly owns and has sole voting and dispositive power over 32,332 Common Shares and beneficially owns and has shared voting and dispositive power over 1,972,783 Common Shares.

*
Beneficial ownership is shown as of January 2, 2020 for the ABP Parties and March 18, 2020 for the DHC Parties.

**
Our charter and other agreements, to which we are a party, place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our equity shares. Additionally, the terms of our agreements with DHC contain provisions whereby our rights under these agreements may be cancelled by DHC upon the acquisition by any person or group of more than 9.8% of our voting stock or upon other change in control events, as defined. If the violation of these ownership limitations causes a contract default, stockholders causing the default may become liable to us or to other stockholders for damages. The ABP Parties received (i) exceptions to the ownership restrictions set forth in our charter that would allow the ABP Parties and certain related persons to acquire and own, in aggregate, up to 38.0% of our issued and outstanding Common Shares and (ii) waivers for any default or event of default under any lease, management or other agreement between or among us and DHC, or any of our or DHC's subsidiaries, arising or resulting from the grant of such exceptions or the acquisition by the ABP Parties, in aggregate, of up to 38.0% of our issued and outstanding Common Shares. In connection with the share issuances on January 1, 2020 pursuant to the restructuring of our business arrangements with DHC, our Board granted DHC similar waivers and exceptions to the ownership restrictions in our charter and other agreements. In addition, in order to help us preserve the tax treatment of our net operating losses and other tax benefits, our Bylaws generally provide that transfers of our shares to a person, entity or group that is then, or would become as a result, an owner of 5.0% or more of our outstanding shares under applicable standards would be void in total for transferees then already owning 5.0% or more of our shares, and for transferees that would otherwise become owners of 5.0% or more of our shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by us. The 5.0% ownership limitation under our Bylaws is determined based on applicable tax rules. The ABP Parties and DHC do not own 5.0% or more of our shares in violation of the 5.0% ownership limitation as determined under our Bylaws.

The percentages indicated are based on 31,676,091 Common Shares outstanding as of March 24, 2021.

DELINQUENT SECTION 16(a) REPORTS

Jennifer B. Clark, our Secretary and a Managing Director, filed a late Form 4 with respect to the acquisition of 2,000 Common Shares on December 14, 2020 pursuant to our Amended and Restated 2014 Equity Compensation Plan. The Form 4 was scheduled to be filed by December 16 2020, but was filed on December 17, 2020. DHC Holdings LLC, a wholly owned subsidiary of DHC, filed a late Form 3 with respect to its acquisition of 8,176,025 Common Shares on February 28, 2020. The Form 3 was scheduled to be filed by March 9, 2020, but was filed on March 18, 2020.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    21

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of our President and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer and Executive Vice President and Chief Operating Officer who were serving as such officers as of December 31, 2020, or our "named executive officers." The compensation information for the persons included in the compensation tables are for services rendered to us and our subsidiaries and does not include information regarding any compensation received by such persons for services rendered to RMR LLC. All applicable amounts have been adjusted to give effect to the one-for-ten reverse stock split affected on our Common Shares as of September 30, 2019. For further information regarding compensation received by our named executive officers, please see the section entitled "Related Person Transactions." For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and its Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Katherine E. Potter	2020	300,000	475,000	196,250	—	971,250
President and Chief Executive Officer	2019	300,000	475,000	45,000	—	820,000
Jeffrey C. Leer(2)	2020	279,462	280,000	117,750	—	677,212
Executive Vice President,	2019	145,000	205,000	33,750	—	383,750
Chief Financial Officer and Treasurer
Margaret S. Wigglesworth(3)	2020	300,000	300,000	117,750	—	717,750
Executive Vice President	2019	109,616	115,385	33,750	—	258,751
Chief Operating Officer

(1)
Represents the grant date fair value of Common Share awards in 2020 and 2019, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date multiplied by the number of shares subject to the grant). No assumptions were used in this calculation.

(2)
Mr. Leer has been Executive Vice President, Chief Financial Officer and Treasurer since June 1, 2019.

(3)
Ms. Wigglesworth was our Senior Vice President and Chief Operating Officer from August 2019 through December 2020. Effective January 1, 2021, Ms. Wigglesworth is our Executive Vice President and Chief Operating Officer.

2020 Outstanding Equity Awards at Fiscal Year End

The agreements governing the Common Shares awarded by us to the named executive officers in 2020 in their capacity as our officers provided that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date. In the event a recipient who has been granted a Common Share award ceases continuing to render significant services as an employee or otherwise, to us, RMR LLC or any company to which RMR LLC provides management services or that is affiliated with RMR LLC during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested Common Shares awarded under the Five Star Senior Living Inc. Amended and Restated 2014 Equity Compensation Plan (the "Amended and Restated 2014 Equity Compensation Plan") receive distributions that we make, if any, on our Common Shares on the same terms as other holders of the Common Shares.

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The following table shows the total Common Shares awarded by us to our named executive officers in their capacity as our officers or officers of RMR LLC that were unvested as of December 31, 2020.

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Katherine E. Potter	2020	20,000	138,000
	2019	6,000	41,400
	2018	2,000	13,800
	2017	800	5,520
Jeffrey C. Leer(3)	2020	12,000	82,800
	2019	4,500	31,050
	2018	56	386
Margaret S. Wigglesworth	2020	12,000	82,800
	2019	4,500	31,050

(1)
The Common Shares awarded in 2020, 2019, 2018 and 2017 were awarded on December 14, 2020, December 11, 2019, December 11, 2018 and December 13, 2017, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2020.

(3)
The Common Shares awarded to Mr. Leer in 2018 were awarded to him in his capacity as an officer of RMR LLC.

Potential Payments upon Termination or Change in Control

The Amended and Restated 2014 Equity Compensation Plan and form of share award agreement for awards made to our named executive officers provide for acceleration of vesting of all share awards (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company or certain employment termination events (each a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred, as of December 31, 2020.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2020 ($)(1)

Katherine E. Potter	28,800	198,720
Jeffrey C. Leer	16,556	114,236
Margaret S. Wigglesworth	16,500	113,850

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2020.

Although we have no formal policy, plan or arrangement for payments to employees of the Company or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the Amended and Restated 2014 Equity Compensation Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

For a discussion of the consequences of a Change in Control or Termination Event under our business management agreement with RMR LLC, please see the section entitled "Certain Related Person Transactions".

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    23

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS

Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.

Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, the results of Public Company Accounting Oversight Board ("PCAOB") inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of our independent auditors' lead engagement partner, our Audit Committee and its Chair consider the selection of the new lead engagement partner identified by our independent auditors.

Based on this evaluation, our Audit Committee has appointed RSM US LLP to serve as our independent auditors for the fiscal year ending December 31, 2021. RSM US LLP has served as our independent auditors since October 6, 2014, and is considered by management and our Audit Committee to be well qualified.

Our Audit Committee has determined to submit its selection of our independent auditors to our stockholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by RSM US LLP for the fiscal years ended December 31, 2020 and 2019.

	2020 Fees ($)	2019 Fees ($)
Audit Fees	837,900	932,036
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of our Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control

24    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.

Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the rules of the PCAOB. All services for which we engaged our independent auditors in fiscal year 2020 and 2019 were approved by our Audit Committee. The total fees for audit services provided by RSM US LLP in fiscal year 2020 and fiscal year 2019 are set forth above. We did not engage RSM US LLP to provide any non-audit services in 2020 or 2019.

Other Information

We have been advised by RSM US LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.

One or more representatives of RSM US LLP will be present at our 2021 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2021 Annual Meeting.

Our Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    25

REPORT OF OUR AUDIT COMMITTEE

In the course of oversight by our Audit Committee (our "Audit Committee") of our Board of Directors of Five Star Senior Living Inc. (the "Company") of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2020; (ii) discussed with RSM US LLP, our independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the PCAOB regarding our independent auditors' communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services, if any, by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, our Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the Securities and Exchange Commission.

Barbara D. Gilmore, Chair Donna D. Fraiche Bruce M. Gans, M.D. Gerard M. Martin Michael E. Wagner, M.D.

26    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2021 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2020 (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.

2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a stockholder of record of those shares. If you are a stockholder of record, you should receive only one notice or proxy card for all the Common Shares you hold, whether in certificate or book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Telephone or Internet. All stockholders of record can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate stockholder identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on June 7, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    27

By Written Proxy. All stockholders of record also can submit voting instructions by written proxy card. If you are a stockholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on June 7, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

Electronically at our 2021 Annual Meeting.

  •
  All stockholders of record may vote electronically at the meeting, as described in the response to question 12. Even if you plan to attend our 2021 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2021 Annual Meeting.

  •
  Beneficial owners may vote electronically at our 2021 Annual Meeting if they have a legal proxy, as described in the response to questions 11 and 12.

A stockholder may revoke a proxy at any time before it is voted at our 2021 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card, by attending the meeting and voting electronically, or by sending an original written statement revoking the prior proxy to our Secretary at our principal executive office (or by hand delivery to the Secretary before the taking of the vote at our 2021 Annual Meeting).

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

4. Who may vote at our 2021 Annual Meeting?

Holders of record of our Common Shares as of the close of business on March 24, 2021, the record date, may vote at the meeting. Holders of our Common Shares are entitled to one vote for each Common Share held on the record date.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 10 and 24, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of stockholders is required for stockholders to take action at our 2021 Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at our 2021 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a

28    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Proposal to be voted on at our 2021 Annual Meeting. A proxy marked "WITHHOLD" with respect to Proposal 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1. There can be no broker non-votes on Proposal 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

7. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2021 Annual Meeting.

Instead of receiving future copies of our proxy materials by mail, stockholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

8. How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of our Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by our Directors and officers and by RMR LLC, its officers and employees and its parent's and subsidiaries' directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.

9. What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report to stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 796-8245. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    29

2021 Annual Meeting Information

10. Why is our 2021 Annual Meeting being held virtually?

Because of the COVID-19 pandemic, we believe hosting our 2021 Annual Meeting virtually will help ensure the health and well-being of our stockholders and other stakeholders. Stockholders attending our 2021 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.

11. How do I attend our virtual 2021 Annual Meeting?

Attendance at the meeting is limited to our Directors and officers, stockholders as of the record date (March 24, 2021) or their duly authorized representatives or proxies, and other persons permitted by the Chair of the meeting.

  •
  Record owners:  If you are a stockholder as of the record date who holds shares directly, you may participate in our 2021 Annual Meeting via Internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/FiveStarSeniorLiving/2021/. Please have the control number located on your proxy card or voting information form available.

  •
  Beneficial owners:  If you are a stockholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2021 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you must also provide a legal proxy from your bank, broker or other nominee. You will not be able to vote your shares at our 2021 Annual Meeting without a legal proxy, as described in the response to question 12. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a legal proxy form.

To register, you must submit proof of your beneficial ownership of shares and legal proxy, as applicable, along with your name and address, to virtualmeeting@viewproxy.com. Upon successful preregistration, you will receive a confirmation email from customercare@gotowebinar.com confirming registration and providing further instructions regarding attending our 2021 Annual Meeting. Beneficial owners should complete the registration process noted above at least three days in advance of our 2021 Annual Meeting to ensure that all documentation and verifications are in order.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8245.

12. How can I vote electronically at our 2021 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you need to first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend our 2021 Annual Meeting. Please follow the procedures described in the response to question 3 and question 11. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. We encourage you to vote your shares in advance, even if you intend to attend the meeting.

30    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

13. How can I ask questions at our 2021 Annual Meeting?

Stockholders as of the record date who attend and participate in our 2021 Annual Meeting at https://www.viewproxy.com/FiveStarSeniorLiving/2021/ will have an opportunity to submit questions live via the Internet during a designated portion of the program. Stockholders must have available their control number provided on their proxy card or voting instruction form.

If you experience any technical difficulties accessing our 2021 Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual stockholder login site for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of our 2021 Annual Meeting.

Company Documents, Communications and Stockholder Proposals

14. How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Corporate Governance." To view our SEC filings and Forms 3, 4 and 5 filed by our Directors and executive officers, go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Financial Information & SEC Filings."

We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, the Code or the Annual Report to any stockholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

15. How can I communicate with our Directors?

Any stockholder or other interested person who wants to communicate with our Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@5ssl.com. The communication will then be delivered to the appropriate party or parties.

16. How do I submit a nomination or other proposal for action at our 2022 annual meeting of stockholders?

A proposal for action to be presented by any stockholder at our 2022 annual meeting of stockholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by December 8, 2021.

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  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    31

    must be received by us not later than 5:00 p.m., Eastern time, on December 8, 2021 and not earlier than November 8, 2021.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a stockholder proposal, see page 9 of this Proxy Statement.

32    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) we were, are or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1.0% of the average of the Company's total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2020 was:

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  a Director, a nominee for Director or an executive officer of ours;

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  known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

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  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, our Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of our Charter and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex A to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, Charter and Bylaws, each as described above, and Maryland law. In the case of transactions with us by employees of the Company who are subject to the Code but who are not our Directors or executive officers, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.fivestarseniorliving.com.

Certain related person transactions are set forth in Annex A to this Proxy Statement.

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OTHER INFORMATION

At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
April 7, 2021

34    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

ANNEX A—CERTAIN RELATED PERSON TRANSACTIONS

Relationship with DHC. The Company was a 100% owned subsidiary of DHC until DHC distributed the Common Shares it then owned to its shareholders in 2001. DHC is currently our largest stockholder, beneficially owning, as of December 31, 2020, 10,691,658 Common Shares, or 33.8% of our outstanding Common Shares. We manage for the account of DHC a substantial majority of the senior living communities we operate. Adam D. Portnoy, the Chair of our Board and one of our Managing Directors, also serves as the chair of the board of trustees and as a managing trustee of DHC. Our other Managing Director and Secretary also serves as a managing trustee and secretary of DHC. RMR LLC provides management services to both us and DHC. Our President and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Treasurer and DHC's executive officers are officers and employees of RMR LLC.

On April 1, 2019, we entered into a transaction agreement with DHC (the "Transaction Agreement") to restructure our business arrangements with DHC (the "Restructuring Transaction"), which was completed effective January 1, 2020. Historically, we leased most of the DHC owned senior living communities that we operated. Pursuant to the Restructuring Transaction, among other things, our previously existing master leases with DHC for 166 of our senior living communities and our previously existing management and pooling agreements for 78 of DHC's senior living communities were terminated and replaced with new management agreements and a related omnibus agreement (collectively, the "New Management Agreements"). Currently, all of these senior living communities are managed by us pursuant to the New Management Agreements.

Restructuring our Business Arrangements with DHC.    Pursuant to the Transaction Agreement, effective January 1, 2020 (the "Conversion Time"):

•
our five then existing master leases with DHC as well as our then existing management and pooling agreements with DHC were terminated and replaced with the New Management Agreements;

•
we issued 10,268,158 Common Shares to DHC and an aggregate of 16,118,849 Common Shares to DHC's shareholders of record as of December 13, 2019; and

•
as consideration for the share issuances, DHC provided to us $75 million by assuming certain of our working capital liabilities and through cash payments.

Pursuant to the New Management Agreements, we receive a management fee equal to 5% of the gross revenues realized at the applicable senior living communities plus reimbursement for our direct costs and expenses related to such communities. We also receive 3% of construction costs for construction projects we manage at the senior living communities we manage. Commencing with the 2021 calendar year, we may receive an annual incentive fee equal to 15% of the amount by which the annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of all managed communities on a combined basis exceeds the target EBITDA for all communities on a combined basis for such calendar year, provided that in no event shall the incentive fee be greater than 1.5% of the gross revenues realized at all communities on a combined basis for such calendar year. The target EBITDA for those communities on a combined basis is increased annually based on the greater of the annual increase of the consumer price index or 2%, plus 6% of any capital investments funded at the managed communities on a combined basis in excess of the target capital investment. Unless otherwise agreed, the target capital investment increases annually based on the greater of the annual increase of the consumer price index or 2%.

The New Management Agreements expire in 2034, subject to our right to extend them for two consecutive five-year terms if we achieve certain performance targets for the combined managed communities portfolio, unless earlier terminated or timely notification of nonrenewal is received. The New Management Agreements also provide DHC with the right to terminate the New Management Agreement for any community that does not earn 90% of the target EBITDA for such community for two consecutive

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    A-1

calendar years or in any two of three consecutive calendar years, with the measurement period commencing January 1, 2021 (and the first termination not possible until the beginning of calendar year 2023); provided DHC may not in any calendar year terminate communities representing more than 20% of the combined revenues for all communities for the calendar year prior to such termination. Pursuant to a guaranty agreement dated as of January 1, 2020, made by us in favor of DHC's applicable subsidiaries, we have guaranteed the payment and performance of each of our applicable subsidiary's obligations under the applicable New Management Agreements.

During the year ended December 31, 2020, DHC sold 9 senior living communities that we previously managed. Upon completion of these sales, our management agreements for these communities were terminated. In addition, DHC also closed 7 senior living communities and one building in one community during the year ended December 31, 2020. While these closed communities are no longer being used as senior living communities, we continue to manage their back-office operations and monitor the empty facilities.

Senior Living Communities Managed for the Account of DHC and its Related Entities.    As of December 31, 2020, we managed 228 senior living communities for the account of DHC. We earned base management fees of approximately $59.9 million, no incentive fees and $2.47 million of fees for our management of capital expenditure projects with respect to the communities we managed for the account of DHC for the year ended December 31, 2020.

We also provide certain other services to residents at some of the senior living communities we manage for the account of DHC, such as rehabilitation and wellness services. At senior living communities we manage for the account of DHC where we provide rehabilitation and wellness services on an outpatient basis, the residents, third party payers or government programs pay us for those rehabilitation and wellness services. At senior living communities we manage for the account of DHC where we provide inpatient rehabilitation and wellness services, DHC generally pays us for these services and charges for such services are included in amounts charged to residents, third party payers or government programs. We earned revenues of $25.69 million for the year ended December 31, 2020 for rehabilitation and wellness services we provided at senior living communities we manage for the account of DHC and that are payable by DHC.

We lease space from DHC at certain of the senior living communities that we manage for DHC. We use this leased space for outpatient rehabilitation and wellness services clinics. We recognized rent expense of $1.56 million for the year ended December 31, 2020 with respect to these leases.

D&R Yonkers LLC.    We earned management fees of $0.48 million for the year ended December 31, 2020 for management services as part of a senior living community that DHC subleases to an affiliate.

Pursuant to the Transaction Agreement, we agreed to expand our Board of Directors within six months of January 1, 2020 to add an Independent Director (as defined in our Bylaws) reasonably satisfactory to DHC. On February 26, 2020, our Board of Directors elected Michael E. Wagner, M.D. as an Independent Director, which satisfied our agreement with DHC to expand our Board of Directors.

In order to effect DHC's distribution of our Common Shares to its shareholders in 2001 and to govern our relationship with DHC thereafter, we entered into agreements with DHC and others, including RMR LLC. Since then, we have entered into various management and other agreements with DHC that include provisions that confirm and modify these undertakings. Among other things, these agreements provide that:

  •
  so long as DHC remains a real estate investment trust, or a REIT, we may not waive the share ownership restrictions in our charter that prohibit any person or group from acquiring more than 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of any class of our stock without DHC's consent;

  •
  so long as we are a tenant of, or manager for, DHC, we will not permit nor take any action that, in the reasonable judgment of DHC, might jeopardize DHC's qualification for taxation as a REIT;

A-2    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

  •
  DHC has the right to terminate our management agreements upon the acquisition by a person or group of more than 9.8% of our voting stock or other change in control events affecting us, as defined therein, including the adoption of any stockholder proposal (other than a precatory proposal) or the election to our Board of any individual, if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of our Directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual; and

  •
  so long as we are a tenant of, or manager for, DHC or so long as we have a business management agreement with RMR LLC, we will not acquire or finance any real estate of a type then owned or financed by DHC or any other company managed by RMR LLC without first giving DHC or such company managed by RMR LLC, as applicable, the opportunity to acquire or finance that real estate.

As a result of routine monitoring protocols that are a part of our compliance program activities related to Medicare billing, we discovered potentially inadequate documentation at a senior nursing facility that we manage on behalf of DHC. This monitoring was not initiated in response to any specific complaint or allegation, but was monitoring of the type that we periodically undertake to test compliance with applicable Medicare billing rules. As a result of this discovery, we, along with DHC made a voluntary disclosure to United States Department of Health and Human Services, Office of the Inspector General, or the OIG, pursuant to the OIG's Provider Self-Disclosure Protocol. We and DHC entered into a settlement agreement with the OIG effective January 5, 2021 and the settlement amount was paid by DHC. We recognized $0.12 million during the year ended December 31, 2020 as a reduction in management fees from DHC for the management fees that were previously paid to us with respect to the historical Medicare payments DHC received and which we repaid DHC.

Relationships with RMR LLC and Others Related to It.    We have relationships and historical and continuing transactions with DHC, RMR LLC, ABP Trust, Adam D. Portnoy and others related to them, including other companies to which RMR LLC or its subsidiaries provide management services and some of which have directors, trustees or officers who are also our Directors or officers. The Chair of our Board and one of our Managing Directors, Adam Portnoy, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC. RMR Inc. is the managing member of RMR LLC. Jennifer Clark, our other Managing Director and our Secretary, also serves as a managing director and the executive vice president, general counsel and secretary of RMR Inc., an officer and employee of RMR LLC and an officer of ABP Trust, and certain of our officers are also officers and employees of RMR LLC. Some of our Independent Directors also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves as the chair of the boards of directors or boards of trustees of several of these public companies and as a managing director or managing trustee of all these companies. Other officers of RMR LLC serve as managing directors or managing trustees of certain of these companies. In addition, officers of RMR LLC and RMR Inc. serve as our officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

Because at least 80.0% of Ms. Potter's and Mr. Leer's business time was devoted to services to the Company during 2020, 80.0% of their total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Ms. Potter and Mr. Leer were also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services. We believe the compensation we paid to these officers reasonably reflected their division of business time and efforts; however, periodically, Ms. Potter and Mr. Leer may divide their business time and efforts differently than they do currently and their compensation from us may become disproportionate to this division.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    A-3

Management Agreement with RMR LLC.    RMR LLC provides business management services to us pursuant to our business management agreement. These business management services may include, but are not limited to, services related to compliance with various laws and rules applicable to our status as a publicly traded company, maintenance of our senior living communities, evaluation of business opportunities, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of our daily business activities, including legal matters, human resources, insurance programs and the like.

Fees.    We pay RMR LLC an annual business management fee equal to 0.6% of our revenues. Revenues are defined as our total revenues from all sources reportable under GAAP, less any revenues reportable by us with respect to communities for which we provide management services plus the gross revenues at those communities determined in accordance with GAAP. Pursuant to our business management agreement with RMR LLC, we recognized business management fees of $8.23 million for the year ended December 31, 2020.

Term and Termination.    The current term of our business management agreement ends on December 31, 2021 and automatically renews for successive one year terms unless we or RMR LLC gives notice of nonrenewal before the end of an applicable term. RMR LLC may terminate our business management agreement upon 120 days' written notice, and we may terminate upon 60 days' written notice, subject to approval by a majority vote of our Independent Directors. If we terminate or elect not to renew our business management agreement other than for cause, as defined, we are obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Expense Reimbursement.    We are generally responsible for all of our operating expenses, including certain expenses incurred or arranged by RMR LLC on our behalf. Under our business management agreement, we reimburse RMR LLC for our allocable costs for our internal audit function. Our Audit Committee appoints our Director of Internal Audit and our Compensation Committee approves the costs of our internal audit function. The amounts recognized as expense for internal audit costs were $0.28 million for the year ended December 31, 2020.

Transition Services.    RMR LLC has agreed to provide certain transition services to us for 120 days following an applicable termination by us or notice of termination by RMR LLC.

Vendors.    Pursuant to our management agreement with RMR LLC, RMR LLC may from time to time negotiate on our behalf with certain third party vendors and suppliers for the procurement of goods and services to us. As part of this arrangement, we may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Share Awards to RMR LLC Employees.    We have historically made share awards to certain RMR LLC employees who are not also Directors, officers or employees of us under our equity compensation plans. During the year ended December 31, 2020, we awarded to such persons annual share awards of 21,150 common shares, valued at $0.17 million, in aggregate, based upon the closing price of our common shares on Nasdaq on the dates the awards were made. Generally, one fifth of these awards vest on the award date and one fifth vests on each of the next four anniversaries of the award date. In certain instances, we may accelerate the vesting of an award, such as in connection with the award holder's retirement as an officer of us or an officer or employee of RMR LLC. These awards to RMR LLC employees are in addition to the share awards to our Managing Directors, as Director compensation, and the fees we paid to RMR LLC. During the year ended December 31, 2020 we purchased 7,912 common shares, at the closing price of the common shares on Nasdaq on the date of purchase, from certain of our officers and other employees of ours and RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of our common shares.

A-4    FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement

Retirement and Separation Arrangements.    In connection with their respective retirement, we entered into retirement agreements with our former officers, Bruce J. Mackey Jr. and Richard A. Doyle, pursuant to which in January 2020, we made cash payments of $0.11 million to Mr. Mackey and $0.26 million to Mr. Doyle.

RMR LLC conducts a Leadership Development Program for which certain of its employees take part in a rotational program, working at each of the Company, RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services. The employee remains on RMR LLC's payroll during this rotational program and the Company reimburses RMR LLC for the applicable employee costs for the period of time that the employee works for the Company. The amount we recognized as expense for these costs for the year ended December 31, 2020, was approximately $0.29 million.

Relationship with ABP Trust.    Adam Portnoy directly and indirectly through ABP Trust and its subsidiaries, beneficially owned, in aggregate, approximately 6.2% of our outstanding Common Shares as of December 31, 2020 and prior to that, since November 2016, owned in excess of 30% of our outstanding Common Shares. We lease our headquarters from a subsidiary of ABP Trust. Our rent expense for our headquarters, including utilities and real estate taxes that we pay as additional rent, was $1.76 million for the year ended December 31, 2020. On February 24, 2021, we entered in to an amendment with ABP Trust to extend our headquarters lease through December 31, 2031.

We are party to a Consent, Standstill, Registration Rights and Lock-Up Agreement, dated October 2, 2016, with Adam Portnoy, ABP Trust and certain other related persons, or the ABP Parties, under which, among other things, the ABP Parties have each agreed not to transfer, except for certain permitted transfers as provided for therein, any of our Common Shares acquired after October 2, 2016, but not including shares issued under our equity compensation plans, for a lock-up period that ends on the earlier of (i) the 10 year anniversary of such agreement, (ii) January 1st of the fourth calendar year after our first taxable year to which no then existing net operating loss or certain other tax benefits may be carried forward by us, but no earlier than January 1, 2022, (iii) the date that we enter into a definitive binding agreement for a transaction that, if consummated, would result in a change of control of us, (iv) the date that our Board of Directors otherwise approves and recommends that our stockholders accept a transaction that, if consummated, would result in a change of control of us and (v) the consummation of a change of control of us.

Under the Consent, Standstill, Registration Rights and Lock-Up Agreement, the ABP Parties also each agreed, for a period of 10 years, not to engage in certain activities involving us without the approval of our Board of Directors, including not to effect or seek to effect any tender or exchange offer, merger, business combination, recapitalization, restructuring, liquidation or other extraordinary transaction involving us, other than the acquisition by the ABP Parties of our Common Shares prior to March 31, 2017, or solicit any proxies to vote any of our voting securities. These provisions do not restrict activities taken by an individual in her or his capacity as a Director, officer or employee of us.

Relationship with Affiliates Insurance Company ("AIC").    Until its dissolution on February 13, 2020, we, ABP Trust, DHC and four other companies to which RMR LLC provides management services each owned 14.3% of AIC, an Indiana insurance company. In connection with AIC's dissolution, we and each other AIC shareholder received a partial liquidation distribution of $0.29 million in June 2020.

Directors' and Officers' Liability Insurance.    We, RMR Inc., RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services, including DHC, participate in a combined directors' and officers' liability insurance policy. The current combined policy expires in September 2021. We paid aggregate premiums of $0.13 million in 2020 for this policy.

FIVE STAR SENIOR LIVING INC.     2021 Proxy Statement    A-5

THANK YOU

Thank you for being a stockholder of Five Star Senior Living Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 7, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 FIVE STAR SENIOR LIVING INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 7, 2021. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Five Star Senior Living Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY VIRTUALLY ATTENDING THE MEETING During The Meeting - Go to https://www.viewproxy.com/FiveStarSeniorLiving/2021/ You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Five Star Senior Living Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D47221-P54099 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIVE STAR SENIOR LIVING INC. For Withhold 1. Election of Directors. Nominee (for Independent Director in Group II): Donna D. Fraiche ! ! For ! ! Against Abstain Nominee (for Independent Director in Group II): Gerard M. Martin ! ! ! 2. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2021 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR both Nominees for Director in Proposal 1 and FOR Proposal 2.

FIVE STAR SENIOR LIVING INC. ANNUAL MEETING OF STOCKHOLDERS June 8, 2021, 9:30 a.m., Eastern time Five Star Senior Living Inc. Virtually via the Internet at https://www.viewproxy.com/FiveStarSeniorLiving/2021/ Please see the Proxy Statement for attendance instructions. The 2021 Annual Meeting of Stockholders of Five Star Senior Living Inc. will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2021 fiscal year; and Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. 2. 3. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. D47222-P54099 FIVE STAR SENIOR LIVING INC. ANNUAL MEETING OF STOCKHOLDERS June 8, 2021, 9:30 a.m., Eastern time Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2021 Annual Meeting of Stockholders of Five Star Senior Living Inc. (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of Five Star Senior Living Inc. The undersigned stockholder of the Company hereby appoints Jennifer B. Clark and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2021 Annual Meeting of Stockholders of the Company to be held at Five Star Senior Living Inc., virtually via the Internet at https://www.viewproxy.com/FiveStarSeniorLiving/2021/, on June 8, 2021, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2021 Annual Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy.